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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 August 4, 2004


                               ASTA FUNDING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


       0-26906                                             22-3388607
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


              210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 201-567-5648

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Item 7.  Financial Statements and Exhibits.

(c) Exhibits

         99.1  Press release of Asta Funding, Inc. dated August 4, 2004.




Item 12. Results of Operations and Financial Condition

                  The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                  On August 4, 2004, Asta Funding, Inc. issued a press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             ASTA FUNDING, INC.

Date: August 4, 2004                         By:
                                                -----------------------------
                                                       Mitchell Herman
                                                   Chief Financial Officer